Exhibit 99.1

Press Contact:	Investor Contact:
Caroline Japic	Jane Underwood
Vitria Public Relations	Vitria Investor Relations
408/328-1892	408/212-2608

For Immediate Release

VITRIA ANNOUNCES SECOND QUARTER RESULTS

SUNNYVALE, Calif. July 30, 2003 – Vitria (Nasdaq: VITR), a leading provider of business process integration solutions, today announced results for the second quarter ended June 30, 2003.

Revenue for the second quarter was $18.1 million compared with $22.6 million in the first quarter of 2003. License revenue was $4.2 million compared with $10.5 million in the first quarter of 2003.

Based on Generally Accepted Accounting Principles (GAAP), Vitria’s net loss for the quarter was $6.0 million, or $0.18 per share, compared with a net loss of $20.7 million, or $0.64 per share, in the first quarter of 2003. All per share amounts have been adjusted for prior periods to reflect the reverse stock split, which took place in May 2003. A reconciliation of GAAP to non-GAAP results is included with this press release.

“Since our last quarterly announcement, we achieved milestones that are important in the company’s transformation to a provider of differentiated business process solutions that create sustainable value for customers,” said Gary Velasquez, president and CEO of Vitria. “We have a signed agreement with the Royal Bank of Canada to be a charter customer for ‘The Accenture STP Integration Platform, powered by Vitria’, and we have received a verbal commitment from Blue Cross Blue Shield of Oklahoma to be a charter customer for our Vitria:SmartClaims™ solution. While I am disappointed in our second quarter revenue results, I am encouraged by the traction we are gaining in our key vertical markets.”

“In the second quarter, we strengthened Vitria’s financial position by significantly reducing the company’s total non-GAAP operating expenses to $23.9 million compared with $29.3 million in the first quarter of 2003,” said Jeff Bairstow, CFO of Vitria. “We continue to maintain a strong balance sheet with over $100 million in cash, cash equivalents, and short term investments, and remain committed that Vitria will reach breakeven on a GAAP basis by the end of 2003.”

Non-GAAP Financial Measures (Regulation G)

Vitria uses both GAAP and non-GAAP financial measures to report its financial results. Management believes that these non-GAAP financial measures provide an additional tool for investors to evaluate on-going operating results and trends excluding certain items. The Company has historically included non-GAAP financial measures when reporting to the investment community, and therefore believes that inclusion of certain non-GAAP financial measures provides consistency and comparability with past financial reports. However, non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The non-GAAP financial measures used within our earnings press release exclude restructuring charges and stock based compensation. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.

About Vitra

Vitria (NASDAQ:VITR) is a leading provider of business process integration solutions. The company pioneered the enterprise application integration market in 1994 and the use of business process management in 1997, and is now the first integration solution provider to solve integration challenges through collaborative applications. With 23 offices around the world, Vitria’s customer base includes such companies as Bell South, The Blue Cross Blue Shield Association, BP, DaimlerChrysler Bank, Dana, Generali, The Goodyear Tire & Rubber Company, PacifiCare Health Systems, Reynolds and Reynolds, Schneider Logistics, Sprint, Trane, and Trans Union, and the U.S. Departments of Defense and Veteran’s Affairs. For more information, call +1-408-212-2700, email info@vitria.com or visit www.vitria.com.

Vitria is a registered trademark of Vitria Technology, Inc. All other company names mentioned are the property of their respective owners and are mentioned for identification purposes only.

Cautionary Note Regarding Forward-looking Statements: This press release includes forward-looking statements, including statements relating to new products, future revenue growth, goals and future business opportunities that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those referred to in the forward-looking statements. Such factors include but are not limited to: failure to meet financial and product expectations of analysts and investors; risk related to market acceptance of Vitria’s products and alliance partners’ products; deployment delays or errors associated with these and other products of Vitria and partners; hardware platform incompatibilities; the need to maintain and enhance certain business relationships with system integrators and other parties; the ability to manage growth; activities by Vitria and others regarding protection of proprietary information; release of competitive products and other actions by competitors and economic conditions in domestic and foreign markets. These and other risks related to Vitria are detailed in Vitria’s Annual Report on Form 10-K for the year ended December 31, 2002, filed with the SEC on March 31, 2003 and subsequent Quarterly Reports on Form 10-Q. Vitria does not undertake an obligation to update forward-looking statements.

Vitria Technology, Inc.

Condensed Consolidated Balance Sheet

(in thousands except per share information)

	June 30, 2003	December 31, 2002
	(unaudited)	*
Assets
Current assets
Cash and cash equivalents	$21,494	$42,427
Short-term investments	82,991	75,436
Accounts receivable, net	10,843	15,108
Other current assets	3,172	3,111

Total current assets	118,500	136,082
Property and equipment, net	4,317	9,179
Other assets	1,101	1,363

Total assets	$123,918	$146,624

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,398	$2,264
Accrued payroll and related	4,602	6,157
Accrued liabilities	5,657	8,715
Accrued restructuring expenses	7,201	4,258
Deferred revenue	15,994	13,430

Total current liabilities	34,852	34,824
Long-term liabilities
Accrued restructuring expenses	13,167	8,936
Other long term liabilities	200	916

Total long-term liabilities	13,367	9,852
Stockholders’ Equity
Common stock	33	131
Additional paid-in capital	273,541	273,320
Unearned stock-based compensation	(225)	(517)
Notes receivable from stockholders	(193)	(193)
Accumulated other comprehensive income	674	620
Accumulated deficit	(197,635)	(170,917)
Treasury stock	(496)	(496)

Total stockholders’ equity	75,699	101,948

Total liabilities and stockholders’ equity	$123,918	$146,624

* Derived from audited financial statements

Vitria Technology, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except per share information)

(unaudited)

	Three Months Ended June 30,		Three Months Ended March 31, 2003	Six Months Ended June 30,
	2003	2002		2003	2002
Revenues
License	$4,192	$10,047	$10,549	$14,741	$20,001
Service and other	13,867	16,471	12,056	25,923	31,166

Total revenues	18,059	26,518	22,605	40,664	51,167
Cost of revenues
License	207	1,974	94	301	2,429
Service and other	5,643	7,994	7,015	12,658	17,148

Total cost of revenues	5,850	9,968	7,109	12,959	19,577

Gross profit	12,209	16,550	15,496	27,705	31,590
Operating expenses
Sales and marketing	10,178	19,460	13,020	23,198	45,159
Research and development	4,414	8,717	5,271	9,685	18,225
General and administrative	3,417	5,590	3,899	7,316	11,514
Amortization of stock-based compensation	126	276	153	279	1,285
Amortization of goodwill and intangibles	—	213	—	—	731
Impairment of goodwill	—	7,047	—	—	7,047
Restructuring charges	337	17,346	14,008	14,345	17,346

Total operating expenses	18,472	58,649	36,351	54,823	101,307

Loss from operations	(6,263)	(42,099)	(20,855)	(27,118)	(69,717)
Other income, net	462	1,329	205	667	1,970

Net loss before income taxes	(5,801)	(40,770)	(20,650)	(26,451)	(67,747)
Provision for income taxes	202	206	65	267	397

Net loss	$(6,003)	$(40,976)	$(20,715)	$(26,718)	$(68,144)

Basic and diluted net loss per share	$(0.18)	$(1.26)	$(0.64)	$(0.82)	$(2.11)

Weighted average shares used in calculating basic and diluted net loss per share	32,598	32,399	32,530	32,564	32,318

Reconciliation of Non GAAP to GAAP:

	Three Months Ended June 30,		Three Months Ended March 31, 2003	Six Months Ended June 30,
	2003	2002		2003	2002
Total operating expenses	$18,472	$58,649	$36,351	$54,823	$101,307
Cost of sales	5,850	9,968	7,109	12,959	19,577
Stock based compensation	(126)	(276)	(153)	(279)	(1,285)
Amortization of goodwill and intangible assets	—	(213)	—	—	(731)
Impairment of goodwill	—	(7,047)	—	—	(7,047)
Restructuring charges	(337)	(17,346)	(14,008)	(14,345)	(17,346)

Total non GAAP operating expenses	$23,859	$43,735	$29,299	$53,158	$94,475

Reconciliation to non-GAAP net loss:
Net loss	$(6,003)	$(40,976)	$(20,715)	$(26,718)	$(68,144)
Stock-based compensation	126	276	153	279	1,285
Amortization of intangible assets	—	213	—	—	731
Impairment of goodwill	—	7,047	—	—	7,047
Restructuring charges	337	17,346	14,008	14,345	17,346

Non-GAAP net loss	$(5,540)	$(16,094)	$(6,554)	$(12,094)	$(41,735)

Basic and diluted non-GAAP net loss per share	$(0.17)	$(0.50)	$(0.20)	$(0.37)	$(1.29)